EXHIBIT 2.02

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                          SURETY CAPITAL CORPORATION

                                     to


                        HARRIS TRUST AND SAVINGS BANK,

                                  As Trustee



                                  INDENTURE

                          Dated as of March 31, 1998

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                Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                        Trust Indenture Act of 1939:

Trust Indenture Act Section           Indenture Section
---------------------------            -----------------
ss.310(a)(1).............................609
(a)(2)...................................609
(a)(3)...................................Not Applicable
(a)(4)...................................Not Applicable
(a)(5)...................................609
(b)......................................608, 610

ss.311(a)................................613
(b)......................................613
(c)......................................Not Applicable

ss.312(a)................................701, 702(a)
(b)......................................702(b)
(c)......................................702(c)

ss.313(a)................................703(a)
(b)......................................703(a)
(c)......................................703(a)
(d)......................................703(b)

ss.314(a)(1).............................704
(a)(2)...................................704
(a)(3)...................................704
(a)(4)...................................101, 1004
(b)......................................Not Applicable
(c)(1)...................................102
(c)(2)...................................102
(c)(3)...................................Not Applicable
(d)......................................Not Applicable
(e)......................................102
ss.315(a)................................601
(b)......................................602
(c)......................................601

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(d)......................................514
(e)......................................514

ss.316(a)................................101
(a)(1)(A)................................502, 512
(a)(1)(B)................................513
(a)(2)...................................Not Applicable
(b)......................................508
(c)......................................104(c)

ss.317(a)(1).............................503
(a)(2)...................................504
(b)......................................1003

ss.318(a)................................107

-------------------

        NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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                                TABLE OF CONTENTS
                                -----------------

NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.




                                ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

Section 101.    DEFINITIONS                                              1
Section 102.    COMPLIANCE CERTIFICATES AND OPINIONS                     7
Section 103.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE                   8
Section 104.    ACTS OF HOLDERS; RECORD DATES                            8
Section 105.    NOTICES, ETC., TO TRUSTEE AND COMPANY                   10
Section 106.    NOTICE TO HOLDERS; WAIVER                               11
Section 107.    APPLICATION OF AND CONFLICT WITH TRUST INDENTURE ACT	11
Section 108.    EFFECT OF HEADINGS AND TABLE OF CONTENTS                11
Section 109.    SUCCESSORS AND ASSIGNS                                  12
Section 110.    SEVERABILITY CLAUSE                                     12
Section 111.    BENEFITS OF INDENTURE                                   12
Section 112.    GOVERNING LAW                                           12
Section 113.    LEGAL HOLIDAYS                                          12

                                ARTICLE TWO

                               FORM OF NOTES

Section 201.    FORM AND DATING                                         13

                               ARTICLE THREE

                                  THE NOTES

Section 301.    TITLE AND TERMS                                         13

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Section 302.    AUTHORIZED DENOMINATIONS                                14
Section 303.    EXECUTION, AUTHENTICATION, DELIVERY AND DATING          14
Section 304.    TEMPORARY NOTES                                         15
Section 305.    REGISTRAR AND PAYING AGENT                              15
Section 306.    PAYING AGENT TO HOLD MONEY IN TRUST                     16
Section 307.    TRANSFER AND EXCHANGE                                   17
Section 308.    MUTILATED, DESTROYED, LOST AND STOLEN NOTES             18
Section 309.    PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED          19
Section 310.    PERSONS DEEMED OWNERS                                   20
Section 311.    CANCELLATION                                            20
Section 312.    COMPUTATION OF INTEREST                                 21
Section 313.    CUSIP NUMBER                                            21

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.    SATISFACTION AND DISCHARGE OF INDENTURE                 21
Section 402.    APPLICATION OF TRUST MONEY                              22

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.    EVENTS OF DEFAULT                                       23
Section 502.	ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT	23
Section 503.	COLLECTION OF INDEBTEDNESS AND SUITS FOR
                ENFORCEMENT BY TRUSTEE                                  24
Section 504.    TRUSTEE MAY FILE PROOFS OF CLAIM                        25
Section 505.	TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
                OF NOTES                                                26
Section 506.    APPLICATION OF MONEY COLLECTED                          26
Section 507.    LIMITATION ON SUITS                                     26
Section 508.	UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                PRINCIPAL, PREMIUM AND INTEREST                         27
Section 509.    RESTORATION OF RIGHTS AND REMEDIES                      28
Section 510.    RIGHTS AND REMEDIES CUMULATIVE                          28
Section 511.    DELAY OR OMISSION NOT WAIVER                            28
Section 512.    CONTROL BY HOLDERS                                      28

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Section 513.    WAIVER OF PAST DEFAULTS                                 29
Section 514.    UNDERTAKING FOR COSTS                                   29
Section 515.    WAIVER OF STAY OR EXTENSION LAWS                        29

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.    CERTAIN DUTIES AND RESPONSIBILITIES                     30
Section 602.    NOTICE OF DEFAULTS                                      30
Section 603.    CERTAIN RIGHTS OF TRUSTEE                               30
Section 604.    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES	32
Section 605.    MAY HOLD NOTES                                          32
Section 606.    MONEY HELD IN TRUST                                     33
Section 607.    COMPENSATION AND REIMBURSEMENT                          33
Section 608.    DISQUALIFICATION; CONFLICTING INTERESTS                 33
Section 609.    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY                 34
Section 610.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR	34
Section 611.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR                  35
Section 612.	MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                TO BUSINESS                                             36
Section 613.    PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY	36
Section 614.    APPOINTMENT OF AUTHENTICATING AGENT                     36

                                ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.	COMPANY TO FURNISH TRUSTEE NAMES AND
                ADDRESSES OF HOLDERS                                    38
Section 702.	PRESERVATION OF INFORMATION; COMMUNICATIONS
                TO HOLDERS                                              38
Section 703.    REPORTS BY TRUSTEE                                      38
Section 704.    REPORTS BY COMPANY                                      39

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                                ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.	COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS	39
Section 802.    SUCCESSOR SUBSTITUTED                                   39
Section 803.    OPINION OF COUNSEL TO TRUSTEE                           40

                                ARTICLE NINE

                           SUPPLEMENTAL INDENTURES

Section 901.    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS	40
Section 902.    SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS         41
Section 903.    EXECUTION OF SUPPLEMENTAL INDENTURES                    42
Section 904.    EFFECT OF SUPPLEMENTAL INDENTURES                       42
Section 905.    CONFORMITY WITH TRUST INDENTURE ACT                     42
Section 906.    REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES           42
Section 907.    SUBORDINATION UNIMPAIRED                                42

                                 ARTICLE TEN

                                  COVENANTS

Section 1001.   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST              43
Section 1002.   MAINTENANCE OF OFFICE OR AGENCY                         43
Section 1003.   MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST            44
Section 1004.   STATEMENT BY OFFICERS AS TO DEFAULT                     45
Section 1005.   CORPORATE EXISTENCE                                     45
Section 1006.   WAIVER OF CERTAIN COVENANTS                             45
Section 1007.	MAINTENANCE OF STATUS OF SUBSIDIARIES AS
                INSURED DEPOSITORY INSTITUTION                          45
Section 1008.   CAPITAL AND DIVIDENDS                                   46

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                                ARTICLE ELEVEN

                            SUBORDINATION OF NOTES

Section 1101.   NOTES SUBORDINATED TO EXTENT PROVIDED                   46
Section 1102.   PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.         46
Section 1103.	PRIOR PAYMENT TO SENIOR INDEBTEDNESS
                UPON ACCELERATION OF NOTES                              47
Section 1104.   NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT          48
Section 1105.   PAYMENT PERMITTED IF NO DEFAULT                         48
Section 1106.	SUBROGATION TO RIGHTS OF HOLDERS OF
                SENIOR INDEBTEDNESS                                     49
Section 1107.   OBLIGATIONS OF COMPANY UNCONDITIONAL; PROVISIONS
                SOLELY TO DEFINE RELATIVE RIGHTS                        49
Section 1108.	AUTHORIZATION OF TRUSTEE TO EFFECTUATE
                SUBORDINATION OF NOTES                                  50
Section 1109.   NO WAIVER OF SUBORDINATION PROVISIONS                   50
Section 1110.	NOTICE TO TRUSTEE; TRUSTEE NOT CHARGED
                WITH KNOWLEDGE OF PROHIBITION                           51
Section 1111.	RELIANCE ON JUDICIAL ORDER OR CERTIFICATE
                OF LIQUIDATING AGENT                                    51
Section 1112.	NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS
                OR OTHER FINANCIAL OBLIGATIONS                          52
Section 1113.	RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS
                OF COMPANY                                              52
Section 1114.   ARTICLE APPLICABLE TO PAYING AGENTS                     52
Section 1115.   PAYMENT OF PROCEEDS IN CERTAIN CASES                    52

                                ARTICLE TWELVE

                           CONVERSION OF SECURITIES

Section 1201.   CONVERSION PRIVILEGE                                    54
Section 1202.   EXERCISE OF CONVERSION PRIVILEGE                        54
Section 1203.   FRACTIONAL INTERESTS                                    55
Section 1204.   CONVERSION PRICE                                        56
Section 1205.   ADJUSTMENT OF CONVERSION PRICE                          56
Section 1206.	CONTINUATION OF CONVERSION PRIVILEGE IN CASE OF
                RECLASSIFICATION, CHANGE, MERGER, CONSOLIDATION
                OR SALE OF ASSETS                                       60

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Section 1207.   NOTICE OF CERTAIN EVENTS                                61
Section 1208.   TAXES ON CONVERSION                                     62
Section 1209.   COMPANY TO PROVIDE STOCK                                62
Section 1210.	DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS	62
Section 1211.	RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF
                CONVERTED SECURITIES                                    63

                              ARTICLE THIRTEEN

                                  REDEMPTION

Section 1301.   NOTICES TO TRUSTEE                                      63
Section 1302.   SELECTION OF NOTES TO BE REDEEMED                       63
Section 1303.   NOTICE OF REDEMPTION                                    64
Section 1304.   EFFECT OF NOTICE OF REDEMPTION                          65
Section 1305.   DEPOSIT OF REDEMPTION PRICE                             65
Section 1306.   NOTES REDEEMED IN PART                                  65
Section 1307.   OPTIONAL REDEMPTION                                     66

                              ARTICLE FOURTEEN

                                MISCELLANEOUS

Section 1401.   RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR            66
Section 1402.   NO RECOURSE AGAINST OTHERS                              67
Section 1403.   COUNTERPARTS                                            67
Section 1404.   FURTHER INSTRUMENTS AND ACTS                            67

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INDENTURE, dated as of March 31, 1998, between Surety Capital
Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1845 Precinct Line Road, Suite 100, Hurst, Texas 76054, and Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee (herein called the "Trustee").

                        RECITALS OF THE COMPANY

        The Company has duly authorized the creation of its 9% Convertible Subordinated Notes due March 31, 2008 (the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

        All things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company in accordance with its terms have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Notes by the Holders (as hereinafter defined) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

        Section 101.    DEFINITIONS.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

        (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

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        (4)     the words "herein", "hereof" and "hereunder" and other
words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        "Act", when used with respect to any Holder, has the meaning specified in Section 104.

        "Actual Knowledge" has the meaning set forth in Section 603(l)

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate any of the Notes. Each reference herein to authentication by the Trustee includes authentication by an Authenticating Agent.

        "Board of Directors" means the board of directors of the Company or the Executive Committee or any other committee of the Board of Directors duly authorized to act on behalf of such Board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day", when used with respect to any Place of Payment, unless otherwise specified in a Board Resolution and in an Officers' Certificate, or in a supplemental indenture hereto, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in an applicable Place of Payment or the city in which the Trustee's Corporate Trust Office is located or in the City of New York, New York are authorized or obligated by law, executive order or regulation to remain closed.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities
Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Common Stock" means the common stock, par value $0.01 per share, of the Company.

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        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor
Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Conversion Price" has the meaning set forth in Section 1204.

        "Conversion Shares" has the meaning set forth in Section 1205.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this instrument, located at 311 West Monroe
Street, Chicago, Illinois 60606, Attention: Indenture Trust
Division.

        "Corporation" means a corporation, association, company, joint-stock company or business trust.

        "Date of Conversion" has the meaning set forth in Section
1202.

        "default" for purposes of Sections 310(b) and 315 of the Trust Indenture Act is defined to mean an "Event of Default" as specified in Section 501 hereof.

        "Defaulted Interest" has the meaning specified in Section 309.

        "Distribution Date" has the meaning specified in Section 1205.

        "Entitled Persons" means any person entitled to payment pursuant to the terms of Other Financial Obligations.

        "Event of Default" has the meaning specified in Section 501.

        "Excess Proceeds" has the meaning specified in Section
1115(b).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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        "FDIC" means the Federal Deposit Insurance Corporation, as from time to time constituted, created under the Federal Deposit Insurance Improvement Act of 1991, or if at any time after the execution of this instrument, such corporation is not existing and performing the duties now assigned to it, then the body performing such duties on such date, or any other successor to the FDIC.

        "Holder" means, with respect to any Note, the person in whose name such Note is registered on the Note Register.

        "indebtedness for money borrowed" as used in the definitions of "Senior Indebtedness" and "Other Financial Obligations" means any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto, entered into pursuant to the applicable provisions hereof.

        "Interest Payment Date" means, when used with respect to any of the Notes, the Stated Maturity of an installment of interest on such Note.

        "Issue Date" means with respect to the Notes, the date of initial issuance of such Notes.

        "Last Sale Price" has the meaning set forth in Section 1203.

        "Maturity" means, when used with respect to any of the Notes, the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

        "Note Register" has the meaning specified in Section 305.

        "Notes" has the meaning stated in the first recital of this Indenture and more particularly means the Notes authenticated and delivered under this Indenture.

        "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

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        "Opinion of Counsel" means a written opinion of legal counsel, who may be either counsel to the Company or an employee of the Company, which Opinion shall be reasonably satisfactory to the Trustee and which is delivered to the Trustee.

        "Other Financial Obligations" means all obligations of the Company to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity options contracts, and (iii) in the case of both (i) and (ii) above, similar financial instruments, other than (A) obligations on account of Senior Indebtedness and (B) obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Notes.

        "Outstanding", when used with respect to the Notes, means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

        (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (ii) Notes or portions thereof for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or an Affiliate of the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; and

        (iii)   Notes in exchange for or in lieu of which other
Notes have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of or premium, if any, or interest on any of the Notes on behalf of the Company.

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        "Person" means any individual, corporation, partnership,
association, joint venture, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Notes, unless otherwise specified in a Board Resolution and in an Officers' Certificate or in a supplemental indenture hereto, means the office or agency of the Company in Chicago, Illinois, and such other place or places, if any, where the principal of and premium, if any, and interest on the Notes are payable, as contemplated by
Section 301.

        "Predecessor Security" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 308 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

        "Record Date" means any Regular Record Date or Special Record
Date.

        "Redemption Date" has the meaning specified in Section 1301.

        "Redemption Price" means, with respect to any Notes to be redeemed by the Company, the price at which a Note may be redeemed pursuant to Section 1307.

        "Registered Note" means any Note that is registered as to principal and interest, if any.

        "Registrar" has the meaning specified in Section 305.

        "Regular Record Date" for the interest payable on any Interest Payment Date on any of the Notes means the date specified in
Section 309.

        "Senior Indebtedness" of the Company means the principal of, premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under applicable bankruptcy, insolvency or similar law now or hereafter in effect) on (a) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Notes or to rank pari passu with or subordinate to the Notes, and
(b) any deferrals, renewals or extensions of any such indebtedness for money borrowed.

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        "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section 309.

        "Stated Maturity" means, when used with respect to any of the Notes or any installment of principal thereof or interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

        "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

        "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

        Section 102.    COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

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        (2)     a brief statement as to the nature and scope of the
examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with;
and

        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 103.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 104.    ACTS OF HOLDERS; RECORD DATES.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is

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

hereby expressly required, delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

        (c) The Company may set any day as the record date for the purpose of determining, as applicable, the Holders of Outstanding Notes entitled to make any request or demand, or give any authorization, direction, notice, consent or waiver, or take other action, provided or permitted by this Indenture to be made, given or taken by Holders of such Notes.

        With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Notes on such record date (or their duly appointed agents), and only such Persons, shall be entitled to take relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be taken hereunder only by Holders of a requisite principal amount of Outstanding Notes (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be taken by any Holder shall be effective hereunder unless taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Notes on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such expiration date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from taking at any time any action contrary to or different from any action previously taken or purported to have been taken hereunder by such Holder, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be taken by Holders pursuant to Section 501, 502 or 512.

        Upon receipt by the Trustee of notice of any default described in Section 501, any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to

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

Section 502 or of any direction in accordance with Section 512, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Notes entitled to join in such notice, declaration, or rescission and annulment, or direction, as the case may be, which record date shall be the close of business on the day the Trustee receives such notice, declaration, rescission and annulment or direction, as the case may be. The Holders of Outstanding Notes on such record date (or their duly appointed agent), and only such Persons, shall be entitled to join in such notice, declaration, rescission and annulment, or direction, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, rescission and annulment, or direction, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Notes on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice of default, declaration, or rescission and annulment or direction given or made by the Holders, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice of default, a declaration of acceleration, a rescission and annulment of a declaration of acceleration or a direction in accordance with
Section 512, contrary to or different from, or, after the expiration of such period, identical to, a previously given notice, declaration, rescission and annulment, or direction, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

        (d)     The ownership of Notes shall be proved by the Note
Register.

        (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 105.    NOTICES, ETC., TO TRUSTEE AND COMPANY.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the Corporate Trust
Office; or

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

        (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument to the attention of the Office of the Secretary or at any other address previously furnished in writing to the Trustee by the Company.

        Section 106.    NOTICE TO HOLDERS; WAIVER.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

        Section 107.    APPLICATION OF AND CONFLICT WITH TRUST INDENTURE ACT.

        The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and definition of the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required under the Trust Indenture Act to be included in this Indenture by any of the provisions of such Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Act as so modified or excluded, as the case may be, shall be deemed to apply to this Indenture.

        Section 108.    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

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

        Section 109.    SUCCESSORS AND ASSIGNS.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

        Section 110.    SEVERABILITY CLAUSE.

        In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 111.    BENEFITS OF INDENTURE.

        Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, and, subject to Section 907, holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 112.    GOVERNING LAW.

        THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

        Section 113.    LEGAL HOLIDAYS.

        In any case where any Interest Payment Date, Stated Maturity or any other payment date of any of the Notes shall not be a Business Day at the Place of Payment of such Note at which such
Note is presented for payment, then (notwithstanding any other provision of this Indenture or of the Notes), payment of principal of and premium, if any, and interest on such Notes need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such payment date and no interest shall accrue for the period from and after such payment date.

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

                                ARTICLE TWO

                               FORM OF NOTES

        Section 201.    FORM AND DATING

        (a) The Notes and the certificate of authentication of the Trustee thereon with respect to the Notes shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture.

        (b) The Notes may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, (ii) as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Notes may be listed and (iii) as may be necessary to conform to customary usage. Each Note shall be dated the date of its authentication by the Trustee. The Notes shall be issued only in fully registered form, without coupons, in denominations of $1,000 and integral multiples thereof.

        (c) Definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which such Notes may be listed, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

                                ARTICLE THREE

                                  THE NOTES

        Section 301.    TITLE AND TERMS.

        The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture and Outstanding at any time may not exceed $4,300,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 307, 308 or 906.

        The Notes shall be issued in a single series, known and designated as the 9% Convertible Subordinated Notes due March 31, 2008. The Stated Maturity for the payment of principal of the Notes shall be March 31, 2008, and the Notes shall bear interest at 9% per annum from the Issue Date, or from the most recent Interest Payment Date to which interest has been paid thereon or duly provided for, payable semiannually on March 31 and September 30 of each year (commencing September 30, 1998) until the principal thereof is paid or duly provided for.

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


        The principal of and premium, if any, and interest on the Notes shall be payable at the office or agency of the Company in Chicago, Illinois, maintained such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that principal, premium, if any, and interest may be payable at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register; provided further that all payments with respect to Notes, the Holders of which have given wire transfer instructions to the Company, will be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

        Section 302.    AUTHORIZED DENOMINATIONS.

        The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

        Section 303.    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President, a Vice Chairman or one of its Vice Presidents, under its corporate seal reproduced or imprinted on the Notes by facsimile or otherwise, and shall be attested by the Company's Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

        In the event that any of the Notes shall have been signed (either manually or by facsimile) by a Person that shall have ceased to be an appropriate officer of the Company before any such Note shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such appropriate officer of the Company, and any Note may be signed on behalf of the Company by such Persons as, at the actual time of execution of such Note, shall be the proper officers of the Company, although at the date of such Note or of the execution of this instrument such Person was not such officer.

        The Trustee shall, upon receipt of a Company Order requesting such action, authenticate Notes for original issue up to the aggregate principal amount not to exceed $4,300,000 Outstanding in respect of the Notes at any given time.

        At any time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate such Notes by manual signature of an authorized signatory of the Trustee and make available for delivery such Notes as provided in this Indenture and not otherwise. The Notes shall not be valid for any purpose unless so authenticated.

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

        A Note shall not be valid or entitled to any benefit under this Indenture or obligatory for any purpose unless executed and issued by the Company and authenticated by the manual signature of the Trustee as provided herein. The signature of the Trustee shall be conclusive evidence, and the only evidence, that the Note has been authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

        Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 311 together with a written statement (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

        Section 304.    TEMPORARY NOTES.

        Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor one or more definitive Notes, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

        Section 305.    REGISTRAR AND PAYING AGENT.

        The Company shall maintain, pursuant to Section 1002 hereof, an office or agency where the Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served.

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


        The Company shall cause to be kept at such office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes entitled to be registered or transferred as provided herein. The Trustee, at its Corporate Trust Office, is initially appointed Registrar for the purpose of registering Notes and transfers of Notes as herein provided. The Company may, upon written notice to the Trustee, change the designation of the Trustee as Registrar and appoint another Person to act as Registrar for purposes of this Indenture. If any Person other than the Trustee acts as Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Note Register and to make such inquiries of the Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

        The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Registrar or Paying Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the Trust Indenture Act and shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. The Trustee, at its Corporate Trust Office, is initially appointed Paying Agent under this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

        All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

        Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Register duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

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

        Section 306.    PAYING AGENT TO HOLD MONEY IN TRUST.

        On or prior to each due date of the principal, premium, or any payment of interest with respect to any Note, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium or interest when so becoming due.

        The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal, premium and interest with respect to the Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee all sums held in trust by such Paying Agent.

        The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section
306, the Paying Agent shall have no further liability for the money delivered to the Trustee.

        Section 307.    TRANSFER AND EXCHANGE.

        Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

        At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

        All Notes issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

        Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof of his attorney duly authorized in writing. As a condition to the registration of transfer of any Notes, the Company or the Trustee may require evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend below.

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        No service change shall be made for any registration of
transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

        All Notes authenticated and delivered upon original issuance hereunder shall bear the following legend:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW IN RELIANCE ON EXEMPTIONS FROM REGISTRATION PROVIDED THEREIN.
THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD
OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

        All Notes issued upon transfer or exchange or replacement thereof shall bear such legend unless the Company shall have delivered to the Trustee (and the Registrar, if other than the Trustee) a Company Order which states that, as to Notes held by a specific Holder or as to all Notes, such legend is no longer required.

        Section 308.    MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

        If any mutilated Note is surrendered to the Trustee, the Company shall execute, and upon its written request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Note, a new Note containing identical provisions of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Company and the Trustee (i) evidence to their mutual satisfaction of the destruction, loss or theft of any Note and (ii) such Note or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon the Company's request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Note, a new Note containing identical provisions of like tenor and principal amount and bearing a number note contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

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

        Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Note issued pursuant to this Section in lieu of any such destroyed, lost or stolen Note shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes, as the case may be, duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        Section 309.    PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

        Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day) immediately preceding such Interest Payment Date.

        Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

        (1) The Company may elect to make payment of any Defaulted Interest and any interest payable on such Defaulted Interest to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The
Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall

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deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at his or her or its address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

        (2) The Company may make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

        Section 310.    PERSONS DEEMED OWNERS.

        Prior to due presentment for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem or treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and any premium and any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

        Section 311.    CANCELLATION.

        All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Note previously

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authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order, except that the Trustee shall not be required to destroy Notes.

        If the Company shall acquire any of the Notes, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee cancelled or for cancellation.

        Section 312.    COMPUTATION OF INTEREST.

        Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

        Section 313.    CUSIP NUMBER.

        The Company, in issuing Notes, may use a "CUSIP" number and, if so, the Trustee shall use the CUSIP number in any notice to Holders as a convenience to such Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Trustee shall promptly notify the Trustee of any change in CUSIP number.

                                ARTICLE FOUR

                         SATISFACTION AND DISCHARGE

        Section 401.    SATISFACTION AND DISCHARGE OF INDENTURE.

        This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

        (1)     either

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                (A)     all Notes theretofore authenticated and delivered
        (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
        Section 308 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003), have been delivered to the Trustee cancelled or for cancellation;
        or

                (B) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust an amount of money sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee and cancelled or for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity, as the case may be;

        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under
Section 614, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

        Section 402.    APPLICATION OF TRUST MONEY.

        Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

        Section 403.    REINSTATEMENT.

        If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be

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revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the Notes; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Notes to receive such payment from the money so held in trust.

                                ARTICLE FIVE

                                  REMEDIES

        Section 501.    EVENTS OF DEFAULT.

        "Event of Default", whenever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (1) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal Bankruptcy Act or any other similar applicable federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

        (2) the Company shall institute proceedings to be adjudicated a bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Act or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or substantially all of its property or shall make an assignment for the benefit of creditors.

        Section 502.    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

        If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the unpaid principal of (and premium, if any), plus accrued and unpaid interest on all of the Notes then Outstanding to be immediately due

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and payable, by a notice in writing to the Company (and to the
Trustee if given by Holders), and upon any such declaration such principal amount (and premium, if any) and accrued interest shall become immediately due and payable.

        At any time after such a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

        (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (A)     all overdue interest on all Notes,

                (B) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

        (2) all Events of Default with respect to Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR
ENFORCEMENT BY TRUSTEE.

        The Company covenants that if

        (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

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        (2)     default is made in the payment of the principal of or
        premium, if any, on any Note at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

        If an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion, subject to applicable law, proceed to protect and enforce its rights and the rights of the Holders of Notes under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 504.    TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

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

        No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

        Section 505.    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
OF NOTES.

        All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

        Section 506.    APPLICATION OF MONEY COLLECTED.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607;

        SECOND: to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest, respectively; and

        THIRD: the balance, if any, to the Company.

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

        Section 507.    LIMITATION ON SUITS.

        No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

        (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

        Section 508.    UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
PRINCIPAL, PREMIUM AND INTEREST.

        Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 309) any interest on such Note on the Stated Maturity or Maturities expressed in such Note and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

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        Section 509.    RESTORATION OF RIGHTS AND REMEDIES.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        Section 510.    RIGHTS AND REMEDIES CUMULATIVE.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 511.    DELAY OR OMISSION NOT WAIVER.

        No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        Section 512.    CONTROL BY HOLDERS.

        The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that

        (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed is in conflict with any rule of law or with this Indenture, or the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability,

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

        (2) the trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Notes not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders, and

        (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        Section 513.    WAIVER OF PAST DEFAULTS.

        The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

        (1) in the payment of the principal of or any premium, if any, or interest on any Note, or

        (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 514.    UNDERTAKING FOR COSTS.

        In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

        Section 515.    WAIVER OF STAY OR EXTENSION LAWS.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder,

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delay or impede the execution of any power herein granted to the
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE SIX

                                THE TRUSTEE

        Section 601.    CERTAIN DUTIES AND RESPONSIBILITIES.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        Section 602.    NOTICE OF DEFAULTS.

        If an Event of Default or a default in the performance and observance of any of the terms, provisions and conditions of this Indenture occurs hereunder with respect to the Notes, the Trustee shall give the Holders of Outstanding Notes notice of such default as and to the extent provided by the Trust Indenture Act.

        Section 603.    CERTAIN RIGHTS OF TRUSTEE.

        Subject to the provisions of Section 601:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

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

        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, Officers' Certificate, or other certificated statement, instrument, opinion, report, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if advanced by the Trustee, shall be repaid by the Company upon demand;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

        (h) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

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

        (i) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

        (j) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Company; provided, however, Trustee shall not be permitted access to any books, records or other information deemed by the Company to be privileged, or confidential as a matter of law, rule or regulation;

        (k) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct; and

        (l) except for (i) a default in Sections 501(1) or (2) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Notes Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

        Section 604.    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
NOTES.

        The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

        Section 605.    MAY HOLD NOTES.

        The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

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        Section 606.    MONEY HELD IN TRUST.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

        Section 607.    COMPENSATION AND REIMBURSEMENT.

        The Company agrees

        (1) to pay to the Trustee from time to time and the Trustee shall be entitled to such compensation for all services rendered by it hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

        (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance or any of its powers or duties hereunder.

        The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expense of administration under any applicable Bankruptcy law.

        Section 608.    DISQUALIFICATION; CONFLICTING INTERESTS.

        If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the

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extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

        Section 609.    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

        There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 610.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of
Section 611.

        (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

        (c) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee to be removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

        (d)     If at any time:

                (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

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

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Notes, or (ii) subject to
Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Notes (it being understood that any such successor Trustee may be appointed with respect to the Notes and that at any time there shall be only one Trustee with respect to the Notes) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

        (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes to all Holders of Notes in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

        Section 611.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

        (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on

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

the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

        (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

        (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        Section 612.    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
TO BUSINESS.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

        Section 613.    PREFERENTIAL COLLECTION OF CLAIMS AGAINST
COMPANY.

        The Trustee shall comply with the provisions of Section 311 of the Trust Indenture Act.

        Section 614.    APPOINTMENT OF AUTHENTICATING AGENT.

        The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange or registration of transfer or pursuant to Section
308, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an

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


Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Note Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

        The Trustee is initially designated as the Authenticating
Agent for the Notes.

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                                ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        Section 701.    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES
OF HOLDERS.

        The Company will furnish or cause to be furnished to the Trustee, not more than 60 days after each semi-annual interest payment, as the case may be, where such interest payments are to be made, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, or any of its paying agents other than the Trustee, as to the names and addresses of the Holders of Notes obtained since the date as of which the next previous list, if any, was furnished.

        Section 702.    PRESERVATION OF INFORMATION; COMMUNICATIONS TO
HOLDERS.

        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The
Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

        (b) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Notes.

        (c) Every Holder of Notes agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

        Section 703.    REPORTS BY TRUSTEE.

        (a) Within 60 days after May 15 of each year commencing with the year 1999, if and so long as any Notes shall be outstanding hereunder, the Trustee shall transmit to Holders such reports as may be required pursuant to Section 313 of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange.

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        Section 704.    REPORTS BY COMPANY.

        The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to
Section 314 of the Trust Indenture Act at the times and in the manner provided pursuant thereto; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

        Section 801.    COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

        The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, provided that (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company or such successor corporation, as the case may be, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

        Section 802.    SUCCESSOR SUBSTITUTED.

        Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale or conveyance of all or substantially all of the assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

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

        Section 803.    OPINION OF COUNSEL TO TRUSTEE.

        The Trustee may receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.

                                ARTICLE NINE

                          SUPPLEMENTAL INDENTURES

        Section 901.    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

        Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

        (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

        (2) to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Company; or

        (3)     to add any additional Events of Default; or

        (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

        (5)     to secure the Notes; or

        (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

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

        (7) subject to Section 907, to add to, change or eliminate any of the provisions of Article Eleven in respect of the Notes, including outstanding securities, provided that any such addition, change or elimination shall not adversely affect the interests of the Holders of Outstanding Notes in any material respect;

        (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Notes in any material respect; or

        (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

        Section 902.    SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or for the purpose of waiving or modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

        (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any of the Notes, or change any Place of Payment where, or the coin or currency in which, any such Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

        (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

        (3) modify any of the provisions of this Section, Section 513 or Section 1006 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

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        It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Section 903.    EXECUTION OF SUPPLEMENTAL INDENTURES.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 904.    EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 905.    CONFORMITY WITH TRUST INDENTURE ACT.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

        Section 906.    REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

        Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

        Section 907.    SUBORDINATION UNIMPAIRED.

        No provision in any supplemental indenture that affects the superior position of the holders of Senior Indebtedness shall be effective against any holder of Senior Indebtedness, unless such holder shall have consented thereto. Notwithstanding any provision in this Indenture or otherwise, the rights of Entitled Persons in respect of Other Financial Obligations under this Indenture and otherwise in respect of any of the Notes may, at any time and from time to time, be modified in any respect or eliminated without the consent of any Entitled Person in respect of Other Financial Obligations.

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        Section 908.    NOTICE OF SUPPLEMENTAL INDENTURE.

        Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.

                                ARTICLE TEN

                                 COVENANTS

        Section 1001.   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

        The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of and any premium and interest on the Notes in accordance with the terms of the Notes and this Indenture.

        Section 1002.   MAINTENANCE OF OFFICE OR AGENCY.

        The Company shall maintain in each Place of Payment for Notes an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served.
The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

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        Section 1003.   MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST.

        If the Company, any subsidiary of the Company or any of their respective affiliates shall at any time act as its own Paying Agent with respect to the Notes, such Paying Agent shall, on or before each due date of the principal of or any premium or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest thereon so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for the Notes, it shall, on or prior to each due date of the principal of or any premium or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company shall cause the Paying Agent for the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

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        Section 1004.   STATEMENT BY OFFICERS AS TO DEFAULT.

        The Company shall deliver to the Trustee, within 60 days after the end of each fiscal year of the Company ending after the date hereof, a certificate in accordance with Section 314(a)(4) of the Trust Indenture Act stating whether or not, to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

        Section 1005.   CORPORATE EXISTENCE.

        Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 1006.   WAIVER OF CERTAIN COVENANTS.

        The Company may elect in any particular instance not to comply with any term, provision or condition of any covenant (other than the covenants contained in Sections 1001 to 1005) made applicable to the Notes pursuant to Section 301 hereof with respect to the Notes if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect any term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

        Section 1007.   MAINTENANCE OF STATUS OF SUBSIDIARIES AS
INSURED DEPOSITORY INSTITUTION.

        The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the status of each of its subsidiaries that is a depository institution as an insured depository institution and do or cause to be done all things necessary to ensure that accounts of each such subsidiary are insured by the FDIC or any successor organization up to the maximum amount permitted by 12 U.S.C. Section 1811 et seq. and the regulations thereunder or any succeeding federal law, except as to individual accounts or interests in employee benefit plans that are not entitled to "pass-through" insurance under 12 U.S.C. Section 1821(a)(1)(D).

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


        Section 1008.   CAPITAL AND DIVIDENDS.

        The Company shall not, and shall not permit any subsidiary to, declare or pay any dividend or make any other distribution on any shares of its common stock (other than dividends payable solely in shares of its common stock), or make or permit any subsidiary to make any payment to purchase or otherwise retire or acquire any such shares, if at the time of such action the Company or any such subsidiary is not in compliance, or would fail as a result of such action to remain in compliance, with any minimum capital maintenance requirements established by the Federal Reserve Board or another banking regulator that are then applicable to the Company or any such subsidiary.

                                ARTICLE ELEVEN

                            SUBORDINATION OF NOTES

        Section 1101.   NOTES SUBORDINATED TO EXTENT PROVIDED.

        The Company covenants and agrees, and each Holder of a Note, by his or her acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Notes and the payment of the principal of and premium, if any, and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and, to the extent set forth in Section 1115, to Other Financial Obligations.

        Section 1102.   PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

        In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment on account of principal of or premium, if any, or interest on the Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

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        In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered by the Trustee or the Holder, as the case may be, forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior
Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior
Indebtedness.

        For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another
Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

        Section 1103.   PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON
ACCELERATION OF NOTES.

        In the event that any of the Notes are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment of principal of or premium, if any, or interest on the Notes or on account of the purchase or other acquisition of the Notes.

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

        In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any of the Notes prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered by the Trustee or the Holder, as the case may be, forthwith to the Company.

        The provisions of this Section shall not apply to any payment with respect to which Section 1102 would be applicable.

        Section 1104.   NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

        In the event and during the continuation of any default in the payment of principal of or premium, if any, or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company on account of principal of or premium, if any, or interest on the Notes or on account of the purchase or other acquisition of any of the Notes.

        In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any of the Notes prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered by the Trustee or the Holder, as the case may be, forthwith to the Company.

        The provisions of this Section shall not apply to any payment with respect to which Section 1102 would be applicable.

        Section 1105.   PAYMENT PERMITTED IF NO DEFAULT.

        Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1102 or under the conditions described in Section 1103 or 1104, from making payments at any time of principal of or interest on the Notes, or (b) the application by the Trustee or any Paying Agent of any moneys

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


deposited with it hereunder to the payment of or on account of the principal of or premium, if any, or interest on the Notes and the retention by the Holders of any moneys so received if, at the time of such payment, the Trustee or such Paying Agent did not have knowledge that such payment would have been prohibited by the provisions of this Article.

        Section 1106.   SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
INDEBTEDNESS.

        Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would otherwise be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

        Section 1107.   OBLIGATIONS OF COMPANY UNCONDITIONAL;
PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

        The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness (and, in the case of Section 1115, Entitled Persons in respect of Other
Financial Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall: (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness, Entitled Persons in respect of Other Financial Obligations and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness and the rights under Section 1115 of Entitled
Persons in respect of Other Financial Obligations, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Notes the principal of and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior
Indebtedness and of Entitled Persons in respect of Other Financial Obligations; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this

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

Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness, and under Section 1115 of Entitled Persons in respect of Other Financial Obligations, to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

        Section 1108.   AUTHORIZATION OF TRUSTEE TO EFFECTUATE
SUBORDINATION OF NOTES.

        Each Holder of a Note, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment provided in this Article.

        Section 1109.   NO WAIVER OF SUBORDINATION PROVISIONS.

        No right of any present or future holder of any Senior Indebtedness and Entitled Persons in respect of Other Financial Obligations, as the case may be, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness and Entitled Persons in respect of Other Financial Obligations, as the case may be, may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes, and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or Other Financial Obligations, or otherwise amend or supplement in any manner Senior Indebtedness or Other Financial Obligations or any instrument evidencing the same or any agreement under which Senior Indebtedness or Other Financial Obligations is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness or Other Financial Obligations; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

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


        Section 1110. NOTICE TO TRUSTEE; TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION.

        The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment or distribution to or by the Trustee in respect of the any of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution to or by the Trustee in respect of any of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor or from any Entitled Persons in respect of Other Financial
Obligations, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist.

        The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Financial Obligations to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other
Financial Obligations. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Financial Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment or distribution to such Person pending judicial determination as to the right of such Person to receive such payment.

        Section 1111. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

        Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company and the Entitled Persons in respect of Other Financial
Obligations, the amount thereof or

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

payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

        Section 1112.   NO FIDUCIARY DUTY TO HOLDERS OF SENIOR
INDEBTEDNESS OR OTHER FINANCIAL OBLIGATIONS.

        The Trustee shall not be deemed to owe any duty to the holders of Senior Indebtedness of the Company or Entitled Persons in respect of Other Financial Obligations, except as provided in this Article.

        Section 1113.   RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS OF
COMPANY.

        The Trustee shall be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness or Other Financial Obligations of the Company at any time held by it to the same extent as any other holder of such Senior Indebtedness or of any Entitled Person in respect of Other Financial Obligations, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder or as such Entitled Person.

        Section 1114.   ARTICLE APPLICABLE TO PAYING AGENTS.

        In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1113 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

        Section 1115.   PAYMENT OF PROCEEDS IN CERTAIN CASES.

        (a) Upon the occurrence of any of the events specified in clauses (a), (b) and (c) of the first paragraph of Section 1102, the provisions of that Section shall be given effect to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of any of the Notes, on the other hand.

        (b) If, after giving effect to the provisions of Section 1102 and Section 1106, any amount of cash, property or securities shall be available for payment or distribution in respect of the Notes
("Excess Proceeds"), and, if at such time, any Entitled Persons in respect of Other Financial Obligations shall not have received payment in full of all amounts due or to become due on or in

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

respect of such Other Financial Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations) to pay or provide for the payment of the Other Financial Obligations remaining unpaid, to the extent necessary to pay all Other Financial Obligations in full, after giving effect to any concurrent payment or distribution to or for Entitled Persons in respect of Other Financial Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all Other Financial Obligations shall be available for payment or distribution in respect of the Notes.

        (c) In the event that, notwithstanding the foregoing provisions of subsection (b) of this Section, the Trustee or Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Other Financial Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 1102, such payment or distribution shall be paid over or delivered by the Trustee or the Holder, as the case may be, forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (b) of this Section.

        (d) Subject to the payment in full of all Other Financial Obligations, the Holders of the Notes shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations and is entitled to like rights of subrogation) to the rights of the Entitled Persons in respect of Other Financial Obligations to receive payments and distributions of cash, property and securities applicable to the Other Financial Obligations until the principal of and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to Entitled Persons in respect of Other Financial Obligations of any cash, property or securities to which Holders of the Notes or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to Entitled Persons in respect of Other Financial Obligations by Holders of Notes or the Trustee, shall, as among the Company, its creditors other than Entitled Persons in respect of Other Financial Obligations and the Holders of Notes, be deemed to be a payment or distribution by the Company to or on account of the Other Financial Obligations.

        (e) The provisions of subsections (b), (c) and (d) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand,

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

and the Entitled Persons in respect of Other Financial Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article.

        Nothing contained in subsections (b), (c) and (d) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Notes and (1) the holders of Senior
Indebtedness, (2) the holders of indebtedness other than holders of indebtedness that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled
Persons in respect of Other Financial Obligations or (3) other creditors of the Company other than Entitled Persons in respect of Other Financial Obligations.

                                ARTICLE TWELVE

                           CONVERSION OF SECURITIES

        Section 1201.   CONVERSION PRIVILEGE.

        Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note may at any time be converted, in whole, or in part in multiples of $10,000 principal amount, into fully paid and non-assessable shares of Common Stock at the conversion price in effect at the Date of Conversion unless such Note or some portion thereof shall have been called for redemption, in which case, with respect to such Note or portion thereof as has been so called for redemption, such Note or portion thereof may be so converted until and including, but not after, the close of business on the Business Day prior to the Redemption Date for such Note unless the Company subsequently fails to pay the applicable Redemption Price.

        Section 1202.   EXERCISE OF CONVERSION PRIVILEGE.

        In order to exercise the conversion privilege, the Holder of any Note to be converted shall surrender such Note to the Company at any time during usual business hours at its office or agency maintained pursuant to Section 1002, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Note, that the Holder elects to convert such Note or a stated portion thereof constituting a multiple of $1,000 principal amount. The Holder of any Note at the close of business on a Record Date will be entitled to receive the interest payable on such Note on the corresponding Interest Payment Date notwithstanding the conversion thereof after such Record Date.
Such notice of conversion shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notes surrendered for conversion shall (if reasonably required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by, the Holder. As promptly as practicable after the receipt of such notice and the

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

surrender of such Note as aforesaid, the Company shall, subject to the provisions of Section 1208 hereof, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Note in accordance with the provisions of this Article and cash, as provided in Section 1203 hereof, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such Note shall have been properly surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall cause the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued to be deemed to have become the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the conversion price in effect at the close of business on the date when such Note shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Note, the Company shall as promptly as practicable execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Note or Notes in the aggregate principal amount of the unconverted portion of the Notes surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Note (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Note.

        Section 1203.   FRACTIONAL INTERESTS.

        No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes so surrendered. If any fraction of a share of Common Stock would, except for the foregoing provisions of this Section 1203, be issuable on the conversion of any Note or Notes, the Company shall make payment in lieu thereof in an amount of cash equal to the value of such fraction computed on the basis of the last sale price of the Common Stock as reported on the American Stock Exchange (or if not listed for trading thereon, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading or on the Nasdaq National Market if listed thereon) on the Date of Conversion (any such last sale price being hereinafter referred to as the "Last Sale Price").
 If on such day the Common Stock is not quoted by any such organization, the fair value of such Common Stock on such day, as reasonably determined in good faith by the Board of Directors shall be used.

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


        Section 1204.   CONVERSION PRICE.

        The conversion price per share of Common Stock issuable upon conversion of the Notes shall initially be $6.00 (or 166.6667 shares of Common Stock per $1,000 principal amount of Notes).

        Section 1205.   ADJUSTMENT OF CONVERSION PRICE.

        The conversion price (herein called the "Conversion Price") shall be subject to adjustment from time to time as follows:

        (a) In case the Company shall (1) make or pay a dividend (or other distribution) in shares of Common Stock on Common Stock of the Company, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or (3) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such action had such Note been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (f) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. If any dividend or distribution of the type described in clause (1) above is not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

        (b) In case the Company shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share less than the then current market price per share of the Common Stock (as determined pursuant to subsection (d) below) on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                (i) the Conversion Price in effect immediately prior to the date of issuance of such rights, options or warrants by a fraction, of which

                (ii) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price

                                        -56-
PAGE
        of such rights, options or warrants and dividing the product so obtained by such current market price), and of which

                (iii) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

        Such adjustment shall become effective immediately, except as provided in subsection (f) below, after the record date for the determination of holders entitled to receive such rights, options or warrants; provided, however, that if any such rights, options or warrants issued by the Company as described in this subsection (b), whether issued before or after the date of this Indenture, are only exercisable upon the occurrence of certain triggering events, including those relating to control and provided for in a shareholder rights plan, then the Conversion Price will not be adjusted as provided in this subsection (b) until such triggering events occur. Upon the expiration or termination of any rights, options or warrants without the exercise of such rights, options or warrants, the Conversion Price then in effect shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such rights, options or warrants, to the extent outstanding immediately prior to such expiration or termination, never been issued.

        (c) In case the Company, after the date of this Indenture shall issue shares of its Common Stock, at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) on the date the Company fixes the offering price of such additional shares then the Conversion Price shall be reduced immediately thereafter so that it shall equal the price determined by multiplying such Conversion Price in effect immediately prior thereto by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered, would purchase at the current market price and the denominator shall be the number of shares of Common Stock that would be outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

        This subsection (c) does not apply to (i) any transaction described in subsections (a) or (b); (ii) the issuance of the Notes or the issuance of Common Stock upon conversion of the Notes; (iii) the issuance of Common Stock upon (x) the exercise of any option, warrant or other security convertible or exchangeable into Common Stock ("Equity Interests") issued after the date of this Indenture, to the extent that any required adjustment to the Conversion Price has been made pursuant to this subsection (c) or (y) the issuance of Common Stock pursuant to the exercise of any Equity Interest outstanding on the date of this Indenture; (iv) any Common Stock or Equity Interests issued

                                        -57-
PAGE
to the Company's or any subsidiary's employees, consultants or directors pursuant to any plan or agreement approved by either the stockholders of the Company or a majority of the Company's independent directors; (v) the issuance of any Common Stock or Equity Interests in any bona fide underwritten public offering; or
(vi) any Common Stock or Equity Interests issued in connection with any acquisition by the Company.

        (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale
Prices of a share of Common Stock for the five consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the of the date in question
If on any such trading day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in
Section 1203, the fair value of the Common Stock on such day, as reasonably determined in good faith by the Board of Directors, shall be used.

        (e) The Company, from time to time and to the extent permitted by law, may reduce the Conversion Price by any amount for any period of at least 20 Business Days in which the Company shall give at least 15 days notice of such reduction, if the Board of Directors has made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. In addition to the foregoing adjustments in subsections (a), (b) and (c) above and this subsection (e), the Company will be permitted to make such reductions in the Conversion Price as it considers to be advisable, including, without limitation, to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States federal income tax purposes.

        In the event the Company elects to make such a reduction in the Conversion Price, the Company will comply with the requirements of Rule 14e-1 of the Exchange Act and any other Federal and state laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Conversion Price of the Notes; provided that any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

        (f) In any case in which this Section 1205 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Note converted after such record date and on and before such adjustment shall have become effective (i) defer paying any cash payment pursuant to Section 1203 hereof or issuing to the Holder of such Note the number of shares of Common Stock (or other assets or securities) issuable upon such conversion in excess of the number of shares of Common Stock issuable thereupon only on the basis of the Conversion Price

                                        -58-
PAGE
prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 1203 hereof and issue to such Holder the additional shares of Common Stock issuable on such conversion.

        (g) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the Conversion Price; provided that any adjustments which by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (h) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder at his address as the same appears on the Note Register.

        (i) In the event that the Company distributes rights or warrants (other than those referred to in subsection (b) above) pro rata to holders of Common Stock, so long as any such rights or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Note surrendered for conversion will be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the rights or warrants, and (ii) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of such Note so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants.

        (j) For purposes of any computation respecting consideration received pursuant to subsection (c), the following shall apply:

                (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction

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

        be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors.

        Section 1206. CONTINUATION OF CONVERSION PRIVILEGE IN CASE OF RECLASSIFICATION, CHANGE, MERGER, CONSOLIDATION OR SALE OF ASSETS.

        If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or from no par value, to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into any other Person, or the merger of any other Person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock) or (c) any sale, transfer or conveyance of all or substantially all of the assets of the Company (computed on a consolidated basis), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then Outstanding shall have the right to convert such Note only into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance assuming such holder of Common Stock of the Company failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 1206 shall similarly apply to successive consolidations, mergers, sales or conveyances.

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


        Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Notes at his address as the same appears on the registry books of the Company.

        Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Notes upon the conversion of their Notes after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

        Section 1207.   NOTICE OF CERTAIN EVENTS.

        In case:

        (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Common Stock (other than cash dividends);

        (b) the Company shall authorize the granting to the holders of Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights;
or

        (c) the Company shall authorize any reclassification or change of the Common Stock (including a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Notes as provided in Section 1002 hereof, and shall cause to be mailed to each Holder, at his address as it shall appear on the Note Register, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of

PAGE

Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

        Section 1208.   TAXES ON CONVERSION.

        The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The
Company extends no protection with respect to any other taxes imposed in connection with conversion of Notes.

        Section 1209.   COMPANY TO PROVIDE STOCK.

        The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion, provided that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Notes by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

        The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

        Section 1210.   DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS.

        Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers'
Certificate referred to in Section 1205 hereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the

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

conversion of any Note, and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Note for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article.

        Section 1211. RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF CONVERTED SECURITIES.

        Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of, premium and interest on any of the Notes and which shall not be required for such purposes because of the conversion of such Notes, as provided in this Article, shall after such conversion be repaid to the Company by the Trustee or such other Paying Agent.

                                ARTICLE THIRTEEN

                                   REDEMPTION

        Section 1301.   NOTICES TO TRUSTEE.

        If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 1307 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before the date fixed by the Board of Directors for redemption (the
"Redemption Date"), an Officers' Certificate setting forth the Redemption Date and the principal amount of Notes to be redeemed.

        If the Registrar is not the Trustee, the Company shall, concurrently with each notice of redemption, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the principal amounts of Notes held by each Holder.

        Section 1302.   SELECTION OF NOTES TO BE REDEEMED.

        If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and reasonable. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise

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

provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption.

        The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of them selected shall be in amounts of $10,000 or integral multiples of $10,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $10,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

        Section 1303.   NOTICE OF REDEMPTION.

        At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption to each Holder whose Notes are to be redeemed, with a copy to the Trustee.

        The notice shall identify the Notes to be redeemed and shall state:

        (1)     the Redemption Date;

        (2)     the Redemption Price;

        (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, upon surrender of such Note, a new
Note or Notes in principal amount equal to the unredeemed portion will be issued;

        (4)     the name and address of the Paying Agent;

        (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

        (6) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Notes redeemed; and

        (7) if fewer than all the outstanding Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal


                                        -64-
PAGE
amount of securities to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

        At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided that the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

        Section 1304.   EFFECT OF NOTICE OF REDEMPTION.

        Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to any Paying Agent, such Notes shall be paid at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, registered as such, at the close of business on the relevant Record Date for the payment of such installment of interest.

        Section 1305.   DEPOSIT OF REDEMPTION PRICE.

        One Business Day prior to the Redemption Date, the Company shall irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) money sufficient to pay the Redemption Price of all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

        If the Company complies with the preceding paragraph, unless the Company defaults in the payment of such Redemption Price, interest on the Notes to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Notes are presented for payment. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the Redemption Date until such principal is paid, and on any interest not paid on such unpaid principal, in each case at the rate provided in Section 301 hereof.

        Section 1306.   NOTES REDEEMED IN PART.

        Upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

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


        Section 1307.   OPTIONAL REDEMPTION.

        The Company may, at its election, redeem the Notes for cash:

        (i) at any time as a whole or from time to time in part, on or after the date of issuance and on or before March 31, 2002, if the Last Sale Price of the Common Stock shall be at least 130% of the Conversion Price then in effect for a period of 20 consecutive trading days; and

        (ii) at any time after March 31, 2002 and prior to maturity;

in each instance at the Redemption Prices (expressed in percentages of the principal amount) specified below:

   If Redeemed During    Percentage of   If Redeemed During   Percentage of
    12 Months Ended        Principal      12 Months Ended       Principal
        March 31,           Amount           March 31,            Amount
   ------------------    -------------   ------------------   -------------
         1999               109%               2004                 104%
         2000               108%               2005                 103%
         2001               107%               2006                 102%
         2002               106%               2007                 101%
         2003               105%               2008                 100%

together, in each case, with interest, if any, accrued on the Notes from the most recent Interest Payment date to the Redemption Date. Any redemption pursuant to this Section 1307 shall be made pursuant to the provisions of Section 1301 through 1306 hereof.

                                ARTICLE FOURTEEN

                                 MISCELLANEOUS

        Section 1401.   RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR.

        The Trustee may make reasonable rules for action by or a meeting of Holders, and any Registrar and Paying Agent may make reasonable rules for their functions; PROVIDED THAT no such rule shall conflict with terms of this Indenture or the Trust Indenture Act.

        Section 1402.   NO RECOURSE AGAINST OTHERS.

        No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

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

        Section 1403.   COUNTERPARTS.

        This Indenture may be executed in any number of counterparts and by the parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        Section 1404.   FURTHER INSTRUMENTS AND ACTS.

        Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        SURETY CAPITAL CORPORATION


                                        By:  /s/ B. J. Curley
                                             ----------------
                                        Name:   B. J. Curley
                                        Title:  Secretary & C.F.O.


                                        HARRIS TRUST AND SAVINGS BANK,
                                         AS TRUSTEE


                                        By:  /s/ J. Bartolini
                                             ----------------
                                        Name:  J. Bartolini
                                        Title:  Vice President

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


                                      EXHIBIT A
                                     FORM OF NOTE

                                 FORM OF FACE OF NOTE

	THIS SECURITY IS NOT A DEPOSIT OR SAVINGS ACCOUNT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

	THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE"SECURITIES ACT"), OR ANY STATE SECURITIES
LAW IN RELIANCE ON EXEMPTIONS FROM REGISTRATION PROVIDED THEREIN.
THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD
OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.



                        SURETY CAPITAL CORPORATION

                9% CONVERTIBLE SUBORDINATED NOTES DUE 2008

No.____________                                            $____________


	Surety Capital Corporation, a Delaware corporation, for value received, hereby promises to pay to ________________, or its registered assigns, the principal sum of ___________Dollars, on March 31, 2008.

	Interest Payment Dates:  March 31 and September 30, commencing
September 30, 1998.

	Record Dates: March 15 and September 15.

	Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

	Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

                                        A-1
PAGE

	IN WITNESS WHEREOF, Surety Capital Corporation has caused this Note to be duly executed under its corporate seal.

Dated:

						SURETY CAPITAL CORPORATION



                                                By: ________________________
                                                Title:
                                                Name:

[Corporate Seal]

Attest:





                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

	Harris Trust and Savings Bank, as Trustee, certifies that this
Note is one of the Notes referred to in the Indenture.

By: ________________________________
        Authorized Signatory




                                        A-2
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


                         FORM OF REVERSE SIDE OF NOTE

                          SURETY CAPITAL CORPORATION

                   9% CONVERTIBLE SUBORDINATED NOTES DUE 2008

I.	INDENTURE.

	This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "9% Convertible Subordinated Notes due 2008" (the "Notes") limited in aggregate principal amount to $_______, issued under an indenture dated as of March 31, 1998 (as further amended or supplemented from time to time, the "Indenture") among the Company, as issuer, and Harris
Trust and Savings Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder of Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

II.	PRINCIPAL AND INTEREST.

	Surety Capital Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called "the Company"), promises to pay the principal amount of this Note to the Holder hereof on March 31, 2008.

	The Company shall pay interest on this Note at a rate of 9% per annum, from March 31, 1998 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semiannually in arrears on March 31 and September 30 of each year, commencing on September 30, 1998, to the Holder hereof until the principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Regular Record Date for interest payable on such Interest Payment Date. The Regular Record Date for any interest payment is the close of business on March 15 or September 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on

                                        A-3
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

such Regular Record Date and shall be paid as provided in Section
309 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

	Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date and no additional interest will accrue as a result of such delayed payment.

	To the extent lawful, the Company shall pay interest on Defaulted Interest (without regard to any applicable grace period) at the same rate. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity or otherwise.

III.	METHOD OF PAYMENT.

	The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of all debts, public and private. Principal, premium, if any, and interest may be paid by check mailed to the registered Holders of Notes at their registered addresses; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

IV.	REGISTRAR AND PAYING AGENT.

	Initially, the Trustee will act as Registrar and Paying Agent under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Registrar or Paying Agent. If the Company or any of its Affiliates acts as Paying Agent, the Company or such Affiliate shall segregate the funds held by it as Paying Agent and hold them in trust for the benefit of the Holders of Notes or the Trustee.

V.	SUBORDINATION

	The indebtedness evidenced by this Note is, to the extent provided in Article Eleven of the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Notes, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior

                                        A-4
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

Indebtedness. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to such subordination provisions, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Financial Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Financial Obligations before any payment or distribution may be made in respect of Notes. This Note is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Financial Obligations. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by all of such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination of this Note and payment of Excess Proceeds as provided in the Indenture and (c) appoints the Trustee as his attorney-in-fact for any and all such purposes.

VI.	CONVERSION

	Subject to the provisions of the Indenture, the Holders have the right to convert the principal amount of the Notes into fully paid and nonassessable shares of Common Stock of the Company at the initial conversion price per share of Common Stock of $6.00 (or
166.6667 shares per $1,000 principal amount of Notes) or at the adjusted conversion price then in effect, if adjustment has been made as provided in the Indenture, upon surrender of the Security to the Company, together with a fully executed notice in substantially the form attached hereto. The number of shares of Common Stock into which the Holders have the right to convert shall be determined by dividing the principal amount of such Securities by the conversion price then in effect.

VII.	REDEMPTION

	The Company may, at its election, redeem the Notes for cash
(i) at any time as a whole or from time to time in part, on or after the date of issuance and on or before March 31, 2002, if the Last Sale Price (as defined in the Indenture) of the Common Stock shall be at least 130% of the Conversion Price then in effect for a period of 20 consecutive trading days, and at any time after March 31, 2002 and prior to maturity, in each instance at the Redemption Prices (as defined in the Indenture) expressed in percentages of the principal amount specified below:

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


   If Redeemed During    Percentage of   If Redeemed During   Percentage of
    12 Months Ended        Principal      12 Months Ended       Principal
        March 31,           Amount           March 31,            Amount
   ------------------    -------------   ------------------   -------------
         1999               109%               2004                 104%
         2000               108%               2005                 103%
         2001               107%               2006                 102%
         2002               106%               2007                 101%
         2003               105%               2008                 100%

together, in each case, with interest, if any, accrued on the Notes from the most recent Interest Payment Date (as defined in the Indenture) to the Redemption Date. any accrued but unpaid interest, if any, to the Redemption Date. Any such redemption will comply with Article Thirteen of the Indenture. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

VIII.	DENOMINATIONS.

	The Notes are issuable only in registered form, without coupons, in denominations of $10,000 and integral multiples thereof of principal amount.

IX.	UNCLAIMED MONEY

	If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders of Notes entitled to the money must look only to the Company and not to the Trustee for payment unless such abandoned property law designates another Person.

X.	AMENDMENT, WAIVER.

	Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment (which consent may, but need not, be given in connection with any tender offer or exchange offer for Notes) and (ii) any past default or Event of Default and its consequences may be waived with the consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Notes, the Company and the Trustee may amend the Indenture or the Notes, among other things, (i) to evidence the

                                        A-6
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


succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company for the benefit of the Holders of all or any of the Notes or to surrender any right or power herein or in the Indenture conferred upon the Company; (iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of certificated Notes; (v) to change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such amendment which is entitled to the benefit of such provision; (vi) to secure the Notes; (vii) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee with respect to the Notes and to add to or change any of the provisions of the Indenture as are necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; (viii) to add to, change or eliminate any of the provisions of Article Eleven of the Indenture in respect of the Notes, provided that ashall not adversely affect the interests of the Holders of Notes in any material respect; (ix) to cure any ambiguity in the Indenture or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provision with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; or (x) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

XI.	DEFAULTS AND REMEDIES.

	An Event of Default is any of certain events involving a bankruptcy, insolvency or reorganization of the Company. If an Event of Default occurs and is continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of (and premium, if any, on) all the Notes, plus accrued and unpaid interest thereon, to be immediately due and payable. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The foregoing provision would be subject as to enforcement to the broad equity powers of a federal bankruptcy court and to the determination by that court of the nature of the rights of the Holders of the Notes. The Company is required to furnish annually to the Trustee a statement as to the performance by the Company of its obligations under the Indenture and as to any default in such performance. Under certain circumstances, any declaration of acceleration with respect to the Notes may be rescinded and past defaults (except, unless theretofore cured, a default in the payment of principal of or premium, if any, or interest on the Notes) may be waived by the holders of a majority in aggregate principal amount of the Notes then outstanding.

                                        A-7
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XII.	LIMITED RIGHT OF ACCELERATION.

	The Notes may be accelerated only in the case of an Event of Default as described above. The Indenture does not provide for any right of acceleration of the payment of the principal of the Notes upon a default in the payment of principal of or premium, if any, or interest on the Notes, or a default in the performance of any covenant or agreement in the Notes or in the Indenture. In the event of a default in the payment of principal, premium, if any, or interest, the Holder of a Note (or the Trustee on behalf of the Holders of all of the Notes affected) may, subject to certain limitations and conditions, seek to enforce payment of such principal, premium or interest.

XIII.	MAINTENANCE OF STATUS OF SUBSIDIARIES AS INSURED DEPOSITORY
INSTITUTIONS.

	The Company has agreed that it will do or cause to be done all things necessary to preserve and keep in full force and effect the status of each of its subsidiaries that is a depository institution as an insured depository institution and do or cause to be done all things necessary to ensure that savings accounts of each such subsidiary are insured by the FDIC or any successor organization up to the maximum amount permitted by 12 U.S.C. Section 1811 et seq. and the regulations thereunder or any succeeding federal law, except as to individual accounts or interests in employee benefit plans that are not entitled to "pass-through" insurance under 12 U.S.C. Section 1821(a)(1)(D).

XIV.	INDIVIDUAL RIGHTS OF TRUSTEE.

	Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Authenticating Agent, Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent or Registrar, as the case may be, under the Indenture.

XV.	NO RECOURSE AGAINST CERTAIN OTHERS.

	No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

XVI.	AUTHENTICATION.

	This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

                                        A-8
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


XVII.	ABBREVIATIONS.

	Customary abbreviations may be used in the name of a Holder of Notes or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

XVIII.	GOVERNING LAW.

	THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

	The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture.
Requests may be made to:

                                        SURETY CAPITAL CORPORATION
                                        1845 Precinct Line Road, Suite 100
                                        Hurst, Texas 76054
			                Att.:  Corporate Secretary




                                        A-9
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

                                     ASSIGNMENT

                 (To be executed by the registered Holder if such
                      Holder desires to transfer this Note)

	FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ___________________________

	PLEASE INSERT SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER OF
TRANSFEREE

	(Please print name and address of transferee)



	This Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint
________________________________ Attorney to transfer this Note on the Security Register, with full power of substitution.

Dated: _______________


		Signature of Holder       Signature Guaranteed:

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.


                                        A-10
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


                             FORM OF CONVERSION NOTICE


        To:  SURETY CAPITAL CORPORATION

                                    $____________
                      9% Convertible Subordinated Notes due 2008

	The undersigned owner of this Note hereby: (i) irrevocably exercises the option to convert this Note or the portion hereof below designated, for shares of Common Stock of in accordance with the terms of the Indenture referred to in this Note and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Security(ies) representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated ____________________


_________________________
	Signature

	Fill in for registration of shares if to be delivered, and of Notes if to be issued, otherwise than to and in the name of the registered Holder.

__________________________		____________________________
Name (please print)                       Social Security or other
                                          Taxpayer Identifying Number
__________________________
Street Address (please print)
                                          Principal amount to be
__________________________                converted:  (if less than all)
City, State and Zip Code
                                        $_________________________



Signature Guarantee.*

___________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).



                                        A-11